Schedule of Investments(a)
September 30, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.35%
Auto Parts & Equipment–0.01%
Garrett Motion, Inc. (Switzerland)(b)	991	$3,419
Building Products–0.03%
Resideo Technologies, Inc.(b)	1,650	18,150
Commodity Chemicals–0.01%
AdvanSix, Inc.(b)	404	5,203
Construction & Engineering–0.32%
Fluor Corp.	20,235	178,270
Diversified Banks–0.32%
HSBC Holdings PLC, ADR (United Kingdom)	9,089	177,963
Health Care Distributors–0.13%
Cardinal Health, Inc.	1,482	69,580
Health Care Equipment–1.15%
Baxter International, Inc.	7,892	634,675
Health Care Services–0.58%
Cigna Corp.	1,893	320,693
Industrial Conglomerates–2.95%
Honeywell International, Inc.	9,886	1,627,334
Industrial Gases–19.28%
Air Products and Chemicals, Inc.	35,724	10,640,751
Industrial Machinery–1.74%
SPX Corp.(b)	10,769	499,466
SPX FLOW, Inc.(b)	10,769	461,129
		960,595
Integrated Oil & Gas–2.56%
BP PLC, ADR (United Kingdom)	26,705	466,269
Exxon Mobil Corp.	27,482	943,457
		1,409,726
IT Consulting & Other Services–2.61%
International Business Machines Corp.	11,843	1,440,938
Oil & Gas Drilling–0.00%
Transocean Ltd.(b)	1,726	1,393
Shares		Value
Oil & Gas Equipment & Services–2.05%
Baker Hughes Co., Class A	12,141	$161,354
Halliburton Co.	47,804	576,038
Schlumberger Ltd.	25,357	394,555
		1,131,947
Oil & Gas Exploration & Production–3.19%
Apache Corp.	20,773	196,720
Hess Corp.	38,145	1,561,275
		1,757,995
Packaged Foods & Meats–21.17%
McCormick & Co., Inc.	60,200	11,684,820
Pharmaceuticals–15.69%
Johnson & Johnson	21,391	3,184,692
Merck & Co., Inc.	39,072	3,241,022
Pfizer, Inc.	60,873	2,234,039
		8,659,753
Semiconductors–14.19%
Intel Corp.	151,244	7,831,414
Specialized REITs–1.67%
Weyerhaeuser Co.	32,296	921,082
Specialty Chemicals–8.70%
International Flavors & Fragrances, Inc.	39,192	4,799,060
Total Common Stocks & Other Equity Interests (Cost $904,198)		54,274,761
Money Market Funds–1.53%
Invesco Government & Agency Portfolio, Institutional Class, 0.02%(c)(d)	295,310	295,310
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	210,883	210,988
Invesco Treasury Portfolio, Institutional Class, 0.02%(c)(d)	337,497	337,497
Total Money Market Funds (Cost $843,710)		843,795
TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $1,747,908)		55,118,556
OTHER ASSETS LESS LIABILITIES—0.12%		66,759
NET ASSETS–100.00%		$55,185,315

Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying notes which are an integral part of this schedule.
Invesco Exchange Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended September 30, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value September 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$247,428	$321,394	$(273,512)	$-	$-	$295,310	$1,096
Invesco Liquid Assets Portfolio, Institutional Class	176,830	229,566	(195,366)	51	(93)	210,988	1,170
Invesco Treasury Portfolio, Institutional Class	282,774	367,307	(312,584)	-	-	337,497	1,183
Total	$707,032	$918,267	$(781,462)	$51	$(93)	$843,795	$3,449

(d)	The rate shown is the 7-day SEC standardized yield as of September 30, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Exchange Fund

Notes to Quarterly Schedule of Portfolio Holdings
September 30, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of September 30, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Exchange Fund